Ultra Series Fund
Supplement Dated December 27, 2013
This Supplement amends the Prospectus of the Ultra Series Fund dated May 1, 2013, as supplemented May 17, 2013 and November 6, 2013

Please keep this Supplement with your records.

International Stock Fund

The International Stock Fund (the “Fund”), which is a series of the Ultra Series Fund (the “Trust”), is managed using a “manager of managers” approach whereby the Fund’s investment adviser, Madison Asset Management, LLC (“Madison”), may manage some or all of the Fund’s assets and may allocate some or all of the Fund’s assets among one or more specialist subadvisers. Previously, Madison had appointed Lazard Asset Management LLC (“Lazard”) to manage the Fund’s assets as subadviser. At a meeting held on November 5, 2013, Madison recommended to the Board of Trustees of the Fund that the Board replace Lazard with NorthRoad Capital Management LLC (“NorthRoad”), an affiliate of Madison, subject to shareholder approval. At a special meeting of Fund shareholders held on December 27, 2013, the Fund’s shareholders approved this change. Accordingly, this change in subadviser for the Fund will take effect on December 31, 2013.